GL.2005.124

Supplement Dated May 1, 2005

To Prospectus Dated May 1, 2005

For Group Variable Universal Life Insurance

Special Features Of The Group Contract For

Yellow Roadway

This document is a supplement to the prospectus dated May 1, 2005 (the “prospectus”) for the Group Variable Universal Life Insurance Contract and Certificates that The Prudential Insurance Company of America (“Prudential Insurance,” “we,” “us”) offers to you. This supplement must be accompanied by the prospectus. The prospectus describes the insurance features and other aspects of the Group Contract and Certificates made available to your group. In this supplement, we list the 16 funds that are available to you under the Yellow Roadway Group Contract and Certificates .

Special terms that we use are defined in the prospectus. See the Definitions of Special Terms section of the prospectus.

Benefits and Risks

The prospectus contains a summary of the risks and benefits that are associated with purchasing and owning Group Variable Universal Life insurance. You must read the prospectus and this supplement together to fully understand how Group Variable Universal Life Insurance works.

Fee Tables

The prospectus describe the fees and expenses that you will pay when buying, owning, and surrendering a Certificate. The following tables provide the “current” and “maximum charge” applicable to the Group Contract. The “maximum” in each instance is the highest charge that we are entitled to make under the Group Contract. The “current charge” is the amount that we are now charging. If circumstances change, we reserve the right to increase each current charge up to the maximum, without giving any advance notice.

The first table describes the fees and expenses that you will pay at the time you buy the Certificate, pay premiums, make transfers between investment options, take a loan, or surrender the Certificate.

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                                                   Transaction Fees

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                     Charge                               Current Charge                     Maximum Charge
------------------------------------------------- -------------------------------- ------------------------------------
------------------------------------------------- -------------------------------- ------------------------------------
Charge for Sales Expenses (Load)                  0.40% of premium                 3.5% of premium
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Charge for Taxes Attributable to Premiums1        2.60% of premium                 Up to the sum of state, local and
                                                                                   federal tax rates
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Charge for Processing Premiums.                   $0.00                            $2 per payment

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Surrender Charge (Load)                           $0.00                            The lesser of $20 or 2% of the
                                                                                   amount surrendered.

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Withdrawal Charge                                 $0.00                            The lesser of $20 or 2% of the
                                                                                   amount withdrawn.

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Transfer Charge                                   $0.00 for up to the 12           $20 per transfer after the twelfth.
                                                  transfers per year.  $20 per
                                                  transfer after the twelfth.
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Charge for Additional Statements                  $0.00                            $20 per statement.
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Loan Transaction Charge                           $0.00                            $20 for each loan.
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Loan Interest                                     The Loan Account crediting       The Loan Account crediting rate
                                                  rate plus 2%.                    plus 2%.
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The next table describes the fees and expenses that you will pay periodically during the time that you own the Certificate, not including the Funds’ fees and expenses.

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                                  Periodic Charges Other Than The Funds' Operating Expenses

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---------------------------------------- ------------------------------ ------------------------------------------------------
                Charge                          Current Charge                             Maximum Charge
---------------------------------------- ------------------------------ ------------------------------------------------------
---------------------------------------- ------------------------------ ------------------------------------------------------
Separate Account Charge                     0.45% of the amount of      0.90% of the amount of assets in the variable
(for Mortality and Expense Risk)            assets in the variable      investment options.
                                              investment options.
---------------------------------------- ------------------------------ ------------------------------------------------------
Charge for Administrative Expenses              $3.50 per month         $6.00 per month
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*Cost of Insurance2                                                     Maximum - $83.33
                                                                        Minimum - $0.03**
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---------------------------------------- ------------------------------ ------------------------------------------------------
        Charge for a Representative            Deducted monthly         Representative current charge - $0.17***
        Certificate Owner
---------------------------------------- ------------------------------ ------------------------------------------------------

     * The charges shown for Cost of Insurance are expressed as rates per $1,000 of Net Amount at Risk.
    ** This amount is the minimum currently charged. The contract does not specify a guaranteed minimum rate.
   *** The representative current charge for cost of insurance is a sample rate currently charged for a 50 year old
       Insured, who is an active employee in Yellow Roadway.

_________________

1 For these purposes, “taxes attributable to premiums” shall include any federal, state or local income, premium, excise, business, or any other type of tax (or component thereof) measured by or based upon the amount of premium received by Prudential Insurance. In some states, this is called a premium based administrative charge. Currently the amount deducted is 2.60% of each premium payment. However, this amount is subject to change, based on state, local and federal tax rates.

2 The Cost of Insurance (“COI”) charge varies based on individual characteristics. The amounts shown in the table may not be representative of the charge that a particular Participant will pay. Your Certificate contains more information about the particular COI charges that apply to you.

The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Certificate. The table shows the minimum and maximum fees and expenses charged by the Portfolio Companies for the Funds available under your plan. More detail concerning each Fund’s fees and Expenses, as well as objective and investment strategy is contained in the Prospectus for each Fund.

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                      Total Annual Fund Operation Expenses*                            Minimum          Maximum

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Gross  expenses  deducted  from the  Fund's  assets,  including  management  fees,
distribution and/or service (12b-1) fees, and other expenses                            0.38%            1.37%
----------------------------------------------------------------------------------- --------------- -----------------

*For 2004, the net fees of these funds ranged on an annual basis from 0.38% to 1.25% of fund assets (after expense reimbursements or waivers, which reimbursements or waivers may terminate at any time).

Portfolio Companies

There are currently 16 variable investment options available under the Yellow Roadway Group Variable Universal Life Contract and Certificates. Set out below is a list of each available Fund, its investment management fees and other expenses, and its investment adviser/investment manager.

Certain Funds have adopted distribution plans pursuant to the federal securities laws, and under those plans, the Fund may make payments to Prudential Insurance and/or its affiliates for certain marketing efforts.

The Funds

The Prudential Series Fund, Inc.

Diversified Bond Portfolio: Seeks a high level of income over a longer term while providing reasonable safety of capital.

Equity Portfolio: Seeks long-term growth of capital.

Flexible Managed Portfolio: Seeks a high total return consistent with an aggressively managed diversified portfolio.

Global Portfolio: Seeks long-term growth of capital.

Jennison Portfolio: Seeks long-term growth of capital.

Money Market Portfolio: Seeks maximum current income consistent with the stability of capital and the maintenance of liquidity.

Stock Index Portfolio: Seeks investment results that generally correspond to the performance of publicly-traded common stocks.

Value Portfolio: Seeks capital appreciation.

Franklin® Templeton® Variable Insurance Products Trust(Class 2 Shares)

Templeton Foreign Securities Fund: Seeks long-term capital growth by investing at least 80% of its net assets in investments of issuers located outside the U.S., including those in emerging markets.

Janus Aspen Series (Institutional Shares)

International Growth Portfolio:Seeks long-term growth of capital by investing, under normal circumstances, at least 80% of its net assets in securities of issuers from at least five different countries, excluding the United States.

Large Cap Growth Portfolio (formerly Growth Portfolio): Seeks long-term growth of capital in a manner consistent with the preservation of capital by investing in at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000® Index at the time of purchase.

Lazard Retirement Series, Inc.

Lazard Retirement Small Cap Portfolio: Seeks long-term capital appreciation by investing primarily in equity securities, principally common stocks, of relatively small U.S. companies with market capitalizations in the range of the Russell 2000® Index that the Investment Manager believes are undervalued.

MFS® Variable Insurance TrustSM(Initial Class Shares)

MFS Research Series: Seeks to provide long-term growth of capital and future income by investing at least 80% of its net assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities.

Scudder Variable Series II

Scudder High-Income Portfolio: Seeks to provide a high level of current income. Under normal circumstances, the portfolio generally invests at least 65% of net assets, plus the amount of any borrowings for investment purposes, in lower rated, high yield/high risk fixed-income securities, often called junk bonds. Generally, the portfolio invests in bonds from U.S. issuers, but up to 25% of total assets could be in bonds from foreign issuers.

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio: Seeks to provide substantial dividend income as well as long-term growth of capital by investing in the common stocks of established companies. T. Rowe Price will normally invest at least 80% of the fund’s net assets in common stocks, with 65% in the common stocks of well established companies paying above-average dividends.

New America Growth: Seeks long-term growth of capital by investing primarily in common stocks of companies operating in sectors T. Rowe Price believes will be the fastest growing in the United States. Fast growing companies can be found across an array of industries in today’s “new America.” The choice of industry sectors would reflect such factors as the overall revenue growth of the component companies and the sector’s contribution to GDP from year to year.

Fund Fees and Expenses

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                                                                Investment
                                                                 Advisory     Other      12b-1       Total
                          Fund Name                                Fees      Expenses     Fees     Expenses
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 Prudential Series Fund,  Inc. (Class I Shares)
   Diversified Bond Portfolio                                     0.40%       0.05%        --        0.45%
   Equity Portfolio                                               0.45%       0.03%        --        0.48%
   Flexible Managed Portfolio                                     0.60%       0.02%        --        0.62%
   Global Portfolio                                               0.75%       0.09%        --        0.84%
   Jennison Portfolio                                             0.60%       0.04%        --        0.64%
   Money Market Portfolio                                         0.40%       0.05%        --        0.45%
   Stock Index Portfolio                                          0.35%       0.03%        --        0.38%
   Value Portfolio                                                0.40%       0.04%        --        0.44%
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 Franklin Templeton Variable
 Insurance Products Trust  (Class 2 Shares)
   Templeton Foreign Securities Fund (1)                          0.68%       0.19%      0.25%       1.12%
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 Janus Aspen Series  (Class I Shares)
   Large Cap Growth Portfolio (formerly Growth Portfolio)         0.64%       0.02%        --        0.66%
   International Growth Portfolio                                 0.64%       0.04%        --        0.68%
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 Lazard Retirement Series, Inc.
   Small Cap Portfolio (2)                                        0.75%       0.37%      0.25%       1.37%
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 MFS Variable Insurance Trust (Initial Class Shares)
   MFS Research Series (3)                                        0.75%       0.13%        --        0.88%
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 Scudder Variable Series II
   Scudder High-Income Portfolio                                  0.60%       0.06%        --        0.66%
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 T. Rowe Price Variable Funds
   Equity Income Portfolio (4)                                    0.85%       0.00%        --        0.85%
   New America Growth Portfolio (4)                               0.85%       0.00%        --        0.85%
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(1)

The manager has agreed in advance to reduce its fee to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund. This reduction is required by the Fund’s Board of Trustees and an order by the Securities and Exchange Commission.

(2)

Reflects a contractual obligation by the Investment Manager to waive its fee and, if necessary, reimburse the Portfolio through December 31, 2005, to the extent Total Annual Portfolio Operating Expenses 1.25%.

(3)

The series has an expense offset arrangement that reduces the series’ custodian fee based upon the amount of cash maintained by the series with its custodian and divided disbursing agent. The series may have entered into or may enter into brokerage arrangements that reduce or recapture series’ expenses. “Other Expenses” do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these expense reductions been taken into account, “Net Expenses” would be lower for the series and would equal 0.87%.

(4)

Management fees include the ordinary, recurring operating expenses of the Portfolio, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Fund’s independent directors.

Fund Advisers

Prudential Investment LLC (“PI”), a wholly-owned subsidiary of Prudential Financial, Inc., serves as the overall investment adviser for the Fund. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102. PI and its predecessors have served as manager and administrator to investment companies since 1987. As of December 31, 2004, PI served as the investment manager to all of the Prudential U.S. and offshore investment companies, and as manager or administrator to closed-end investment companies, with aggregate assets of approximately $94 billion.

The Series Fund uses a “manager-of-managers” structure. Under this structure, PI is authorized to select (with approval of the Series Fund’s independent directors) one or more subadvisers to handle the actual day-to-day investment management of each Portfolio. PI monitors each subadviser’s performance through quantitative and qualitative analysis, and periodically reports to the Series Fund’s board of directors as to whether each subadviser’s agreement should be renewed, terminated or modified. PI also is responsible for allocating assets among the subadvisers if a Portfolio has more than one subadviser. In those circumstances, the allocation for each subadviser can range from 0% to 100% of a Portfolio’s assets, and PI can change the allocations without board or shareholder approval. The Series Fund will notify contract owners of any new subadviser or any material changes to any existing subadvisory agreement.

Each Portfolio has one or more subadvisers providing the day-to-day investment management of the Portfolio. PI pays each subadviser out of the fee that PI receives from the Series Fund.

Jennison Associates LLC(“Jennison”), serves as the subadviser for the Global, Jennison and the Value Portfolios. Jennison also serves as a subadviser for a portion of the assets of Equity Portfolio. Jennison’s address is 466 Lexington Avenue, New York, NY 10017. Jennison is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, Jennison had approximately $64 billion in assets under management for institutional and mutual fund clients.

Prudential Investment Management, Inc. (“PIM”) serves as the subadviser for the Diversified Bond and the Money Market Portfolios. PIM also serves as a subadviser for a portion of the assets of Flexible Managed Portfolio. PIM is a wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2004, PIM had approximately $144 billion in assets under management. PIM’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

Quantitative Management Associates LLC (“QMA”) serves as the subadviser for the Stock Index Portfolio. QMA also serves as subadviser to a portion of the Flexible Managed Portfolio. QMA is a wholly-owned indirect subsidiary of PIM. As of December 31, 2004, QMA had approximately $52 billion in assets under management. QMA’s address is Gateway Center Two, 100 Mulberry Street, Newark, NJ 07102.

GE Asset Management, Incorporated (“GEAM”) serves as the subadviser to approximately 25% of the Equity Portfolio. GEAM’s ultimate parent is General Electric Company. GEAM’s address is 3003 Summer Street, Stamford, Connecticut 06904.

Salomon Brothers Asset Management Inc. (“SaBAM”) serves as a subadviser for a portion of the assets of the Equity Portfolio. SaBAM is a wholly-owned subsidiary of Citigroup, Inc. SaBAM’s address is 399 Park Avenue, New York, New York 10022.

Templeton Investment Counsel, LLC, Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394, serves as the investment manager for the Templeton Foreign Securities Fund.

Janus Capital Management LLC (“Janus Capital”) serves as the investment adviser and Janus Distributors LLC serves as the principal underwriter to each of the above-mentioned Janus portfolios. Janus Capital’s principal business address is 151 Detroit Street, Denver, Colorado 80206-4928.

Lazard Asset Management (“Lazard”), a Delaware limited liability company, serves as the investment manager and principal underwriter to the above-mentioned Lazard portfolio. Lazard’s principal business address is 30 Rockefeller Plaza, New York, New York 10112.

The investment adviser for the above-mentioned MFS series is Massachusetts Financial Services Company (“MFS”). MFS’ principal business address is 500 Boylston Street, Boston, Massachusetts 02116.

The asset manager of the above-mentioned Scudder Variable Series II portfolio is Deutsche Investment Management Americas Inc. (“Deutsche”). Deutsche’s principal business address is 345 Park Avenue, New York, New York 10154.

The investment manager for each T. Rowe Price portfolio is T. Rowe Price Associates, Inc. (“T. Rowe Price”). T. Rowe Price is wholly owned by T. Rowe Price Group, Inc., a publicly traded financial services holding company. T. Rowe Price’s principal business address is 100 East Pratt Street, Baltimore, Maryland 21202.

For complete information on each portfolio mentioned above, please see the individual Portfolio’s Prospectus. You may request copies by calling The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874.

Your enrollment kit gives more information about the past performance of each Fund. This past performance is no guarantee of future results.

Certain funds have investment objectives and policies resembling those of mutual funds within the same complex that are sold directly to individual investors. Despite such similarities, there can be no assurance that the investment performance of any such fund will resemble that of its retail fund counterpart.

You will receive a prospectus for each available fund. That prospectus will describe the fund, its investment objective and strategies, its risks, and its management fees and other expenses. You should read the fund prospectuses together with this supplement and the product prospectus. As with all mutual funds, a fund may not meet its investment objective. Subject to applicable law, Prudential Insurance may stop offering one or more funds or may substitute a different mutual fund for any fund.

Each fund has provided Prudential Insurance with information about its management fees and other expenses. Except for The Prudential Series Fund, Inc. Prudential Insurance has not verified that information independently.

You may also allocate money to the Fixed Account, which earns interest at a rate determined annually and guaranteed not to be less than 4%. For more information, see The Fixed Account section in the Prospectus.

Charges

The current charges under your Group Contract are as follows:

Charges for Sales Expenses. Prudential Insurance deducts a charge of 0.40% from each premium payment. This charge is to compensate Prudential Insurance for a portion of the costs we incur in selling the Group Contract and Certificates.

Charges for Taxes on Premium Payments. Prudential Insurance deducts a charge of 2.60% from each premium payment. This charge is to compensate Prudential Insurance for taxes and expenses attributable to premiums.

Daily charges for mortality and expense risks. Prudential Insurance deducts this charge from the assets of the subaccount(s) that correspond to the Funds you select. This charge is to compensate Prudential Insurance for assuming mortality and expense risks. Prudential Insurance does not deduct this charge from assets invested in the Fixed Account.

The current daily charge for mortality and expense risks is equivalent to an effective annual rate of 0.45%.

Daily charges for investment management fees and expenses. Each of the underlying mutual funds deducts investment management fees and other expenses. These fees are described earlier in this supplement.

Monthly charges. Prudential deducts a monthly charge for the cost of insurance and a monthly charge of $3.50 for administrative expenses from your Certificate Fund.

The highest current rate per thousand is $22.18, and applies to insureds at age 99, who have ported their coverage. The lowest current rate per thousand is $0.030, and applies to insured active employees under age 35.

The following table provides sample per thousand rates (net of taxes):

                    -------------------------------- -----------------------------------------------
                             Insured's Age           Monthly Cost of Insurance Rate per $1000
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  35                                     $.035
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  45                                     $.106
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  55                                     $.263
                    -------------------------------- -----------------------------------------------
                    -------------------------------- -----------------------------------------------
                                  65                                     $.454
                    -------------------------------- -----------------------------------------------

Possible additional charges. For details on possible additional charges, please see the Charges and Expenses section of the prospectus.

Eligibility and Enrollment

Eligibility.     Eligible Group Members are full time active executive level employees as determined by Yellow Roadway. We refer to each Eligible Group Member who buys coverage as a “Participant”. When the term “you” or “your” is used, we are also referring to a Participant.

Enrollment Period. An Eligible Group Member may enroll during the annual enrollment period or at other times during the year as determined by Yellow Roadway. However, if the person applies for coverage more than 31 days after first becoming eligible, Prudential Insurance will ask for evidence of good health before that person can become covered.

Coverage Information

Face Amount. An Eligible Group Member may enroll for a Face Amount of coverage up to five times his or her annual earnings or salary (including incentive compensation) to a maximum of $3,000,000. Prudential Insurance may ask questions about your health and ask you to have a medical exam. The minimum Face Amount is $100,000. When a Face Amount is based on salary, we round the Face Amount to the next higher multiple of $1,000 if it is not already an even multiple of $1,000. See the How Prudential Insurance Issues Certificates section of the prospectus.

Changes in Face Amount

Increases in Face Amount. For coverage based on annual salary or earnings, we may increase your Face Amount on each January 1st based on salary or earnings information reported to us. At any time, you may choose to increase your Face Amount of insurance, but you must provide evidence of good health.

Decrease in Face Amount. Face Amounts will not decrease unless you request a decrease. However, if your Face Amount is a multiple of salary, then your Face Amount may decrease if your salary decreases.

Additional Insurance Benefits

Accelerated Benefit Option. You can choose to receive an early payment of part of the Death Benefit when diagnosed as being terminally ill. In this situation, you may elect up to 75% of the Death Benefit, subject to a maximum of $250,000. “Terminally ill” means you have a life expectancy of 6 months or less.

Exclusions

As stated in the prospectus, Group Variable Universal Life Insurance has a suicide exclusion. See the Suicide Exclusion section of the prospectus for details.

Changes in Personal Status

Continuing Coverage At Retirement or Disability. You can continue coverage at retirement or if you become disabled. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Continuing Coverage When You Leave The Group For Reasons Other Than Retirement. You may continue your Group Variable Universal Life coverage on a “portable” basis if you leave for any reason and are no longer an Eligible Group Member. We call this “Portable Coverage.” Portable rates are higher than rates for coverage as an Eligible Group Member, but will not exceed the guaranteed rates. Prudential Insurance will bill you directly for premium payments and will charge a fee, currently $3 per bill, for administrative expenses.

Cancellation Right. You may return a Certificate for a refund within 10 days after receiving it. These 10 days are known as the “free look” period. You can ask for a refund by mailing the Certificate back to Prudential Insurance. During the first 20 days after the Certificate Date, your premium payments are held in the Fixed Account.

See the “Free Look” Period section of the prospectus for more details.

Please contact The Prudential Insurance Company of America’s Group Variable Universal Life Customer Service Center at (800) 562-9874 to answer any questions or to obtain transaction forms.